Rule 497(d)

                                     FT 1786

                     Financials Select Portfolio, Series 24

                          Supplement to the Prospectus

         Notwithstanding anything to the contrary in the Prospectus, all shares of American International Group, Inc. (Ticker: AIG) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

September 18, 2008